SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


                             May 30, 2002
             ------------------------------------------------
             Date of Report (Date of Earliest Event Reported)



                     EAGLE BUILDING TECHNOLOGIES, INC.
          ------------------------------------------------------
          (Exact name of Registrant as specified in its charter)



                                  Nevada
              ----------------------------------------------
              (State or Other Jurisdiction of Incorporation)



        0-26322                                      88-0327648
-------------------------                   ---------------------------------
(Commission File Number)                   (IRS Employer Identification No.)




               225 NE Mizner Blvd, #502, Boca Raton, Florida 33432
            --------------------------------------------------------
                    (Address of Principal Executive Offices)



                              (561) 672-4800
                      -------------------------------



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ITEM 5. OTHER EVENTS and REGULATORY FD DISCLOSURE

   On May 30, 2002 Eagle Building Technologies, Inc. issued the press release set forth as exhibit to this Current Report and Form 8K

ITEM 7. Exhibits
        99.1    Press Release dated May 30, 2002




                                 SIGNATURES


Pursuant to the requirements of the securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EAGLE BUILDING TECHNOLOGIES, INC.


Dated: May 30, 2002             By:   /s/ Meyer A. Berman
                                      ---------------------------------
                                      Meyer A. Berman, Chairman



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Exhibit 99.1

                                                                        5/30/02





                EAGLE BUILDING TECHNOLOGIES, INC. SETTLES WITH SEC

Eagle Building Technologies, Inc. ("Eagle") announced today that it has settled the action brought against it by the Securities and Exchange Commission ("SEC") without admitting or denying the allegations contained in the SEC's complaint. As part of the settlement, Eagle has consented to the entry of a final judgment of permanent injunction against it enjoining it from violating the anti-fraud, periodic reporting, and recordkeeping provisions of the federal securities laws.

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